MANNING & NAPIER FUND, INC.

(the “Fund”)

International Series – Class S and I

(the “Series”)

Supplement dated March 3, 2017 to the Statement of Additional Information of the Series dated May 1, 2016,

as supplemented August 26, 2016 and December 28, 2016 (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Kasey L. Wopperer has been added to the International Series’ portfolio management team. Accordingly, the SAI is hereby supplemented and revised as follows:

1.	The following information is hereby added to the “Portfolio Managers” table:

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series
Kasey L. Wopperer, Analyst*	Member of International Series Portfolio Management Team	None	Between $50,001 and $100,000

*	Holdings information as of December 31, 2016.

2.	The following information is hereby added to the “Management of Other Portfolios” table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Kasey L. Wopperer**	0	$0	0	$0	0	$00

*	At times assets of the Other Accounts in column 3 may be invested in series of the Fund.
**	Information as of December 31, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1231 03/2017

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